Seacoast Announces the Acquisition of Apollo Bancshares, Inc.

Significantly Expands Seacoast’s Presence in South Florida’s Dynamic Miami-Dade County Marketplace

STUART, Fla., March 29, 2022 -- Seacoast Banking Corporation of Florida (“Seacoast”) (NASDAQ: SBCF), the holding company for Seacoast National Bank (“Seacoast Bank”), announced today that it has signed a definitive agreement to acquire Apollo Bancshares, Inc. (“Apollo”), parent company of Apollo Bank based in Miami, FL. The proposed transaction will expand Seacoast’s presence in Miami-Dade County, part of the Miami-Fort Lauderdale-Pompano Beach metropolitan statistical area, Florida’s largest MSA and the 8th largest in the nation.

Apollo Bank operates five branches across Miami-Dade County with deposits of approximately $928 million and loans of $665 million as of December 31, 2021. The proposed transaction, a natural continuation of Seacoast’s M&A strategy, adds a premier, high-quality Miami banking franchise and a leadership team with deep relationships and experience in this financially attractive market.

“Apollo Bank is a customer-focused franchise with an outstanding reputation for service, excellence and deep customer relationships in this important market. We see a great opportunity to grow our presence and expand our position in South Florida by complementing Apollo’s strengths with Seacoast’s innovation and breadth of offerings,” said Charles M. Shaffer, Seacoast's Chairman and CEO.

“The transaction will build upon our previous South Florida acquisitions and organic growth, adding scale in one of the fastest growing and most dynamic markets in the United States, and we expect it to be significantly accretive to earnings in 2023, with modest dilution of tangible book value. We look forward to welcoming the employees and customers of Apollo Bank to the Seacoast franchise later this year,” Shaffer added.

Eddy Arriola, Chairman and CEO of Apollo and Apollo Bank, said, “Since 2010, Apollo Bank has been committed to propelling South Florida businesses with relationship-focused service and competitive products. We are delighted to join forces with Seacoast Bank, which shares our values and has been serving Florida consumers and businesses for nearly a century.”
Following the merger, Arriola will remain with Seacoast, serving as Miami-Dade Market Executive.

The proposed transaction exemplifies Seacoast’s M&A focus on consolidation or entry into attractive growth markets, low concentration risks, and ease of execution that does not distract from its organic strategy. Seacoast’s South Florida presence has grown in recent years, including through its acquisition of Legacy Bank of Florida in 2021. Seacoast expects the transaction to be 8.0% accretive to earnings per share in 2023, with modest dilution of tangible book value per share that will be earned back in 2.25 years. Seacoast’s deposits in the Miami-Fort Lauderdale-Pompano Beach MSA will increase by 45% to approximately $2.7 billion.

Apollo Bancshares, Inc.’s subsidiary bank, Apollo Bank, is 84.66% owned by Apollo Bancshares and 15.34% owned by a group of minority interest shareholders. Under the terms of the merger agreement, Apollo shareholders are expected to receive 1.006529 shares of Seacoast common stock for each share of Apollo common stock, and the minority interest holders in Apollo Bank are expected to receive 1.195651 shares of Seacoast common stock for each share of Apollo Bank common stock. The exchange ratio for the transaction is fixed which means that the transaction value will fluctuate as a result of changes in Seacoast’s stock price. Based on Seacoast’s closing price of $35.48 as of March 28, 2022, the Apollo transaction is valued at approximately $168.3 million.

Closing of the transaction is expected early in the fourth quarter of 2022, following receipt of approvals from regulatory authorities, the approval of Apollo and Apollo Bank shareholders, and the satisfaction of other customary closing conditions.

Piper Sandler & Co. served as financial advisor and Alston & Bird LLP served as legal counsel to Seacoast. Keefe, Bruyette & Woods, A Stifel Company served as financial advisor and Fenimore, Kay, Harrison LLP served as legal counsel to Apollo and Apollo Bank.

Investor Conference Call
Seacoast will host a conference call on Wednesday, March 30, 2022 at 10:00 a.m. (Eastern Time) to discuss the acquisition. Investors may call in (toll-free) by dialing (800) 774-6070 passcode: 7223 581#. Slides will be used during the conference call and may be accessed at Seacoast’s website at SeacoastBanking.com by selecting “Presentations” under the heading “News/Events.” Additionally, a recording of the call will be made available to individuals shortly after the conference call, and can be accessed via a link at SeacoastBanking.com under the heading “Corporate Information,” using the passcode: 50288489. The recording will be available for one year.
About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida (NASDAQ: SBCF) is one of the largest community banks headquartered in Florida with approximately $9.7 billion in assets and $8.1 billion in deposits as of December 31, 2021. Seacoast provides integrated financial services including commercial and consumer banking, wealth management, and mortgage services to customers at over 50 full-service branches across Florida, and through advanced mobile and online banking solutions. Seacoast National Bank is the wholly-owned subsidiary bank of Seacoast Banking Corporation of Florida. For more information about Seacoast, visit www.SeacoastBanking.com.
Important Information for Investors and Shareholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement of Apollo and a prospectus of Seacoast, and Seacoast will file other documents with the SEC with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of Apollo. Investors and security holders of Seacoast and Apollo are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast’s internet website or by contacting Seacoast.

Seacoast, Apollo, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Seacoast is set forth in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Notice Regarding Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, including Apollo Bancshares, Inc., as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward- looking statements through the use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; the adverse effects of COVID-19 (economic and otherwise) on the Company and its customers, counterparties, employees, and third-party service providers, and the adverse impacts to our business, financial position, results of operations and prospects; government or regulatory responses to the COVID-19 pandemic; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; participation in the Paycheck Protection Program (“PPP”); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; changes in borrower credit risks and payment behaviors, including as a result of the financial impact of COVID-19; changes in retail distribution strategies, customer preferences and behavior; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; changes in the prices, values and sales volumes for residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; the Company's concentration in commercial real estate loans and in real estate collateral in Florida; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions, and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company's ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast’s risk management framework to manage risks associated with the Company's business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that are critical to the Company's business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the PPP; Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company's operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible loan losses.

The risks relating to the proposed Apollo Bancshares, Inc. merger include, without limitation, failure to obtain the approval of shareholders of Apollo Bancshares, Inc. and Apollo Bank in connection with the merger; the timing to consummate the proposed merger; the risk that a condition to the closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Seacoast and Apollo Bancshares, Inc., including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2021 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at www.sec.gov.

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CONTACT:
Rafael Brazon-Di Fatta
rafael@sachsmedia.com
(786) 567-2791